EXHIBIT 4.3


NUMBER                                                                 SHARES
ABI 0

                                                               See Reverse for
                                                             Certain Definitions
                                                               CUSIP 00750J100


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           ADVANCED BIOTHERAPY, INC.

                   TOTAL AUTHORIZED ISSUE 320,000,000 SHARES


200,000,000 SHARES PAR VALUE $0.001 EACH      20,000,000 SHARES PAR VALUE $0.001
             COMMON STOCK                             EACH PREFERRED STOCK




This Certifies that _____________________________________________________ is the

registered holder of ____________________________________________________ Shares

                           ADVANCED BIOTHERAPY, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

Witness the Facsimile Seal of the Corporation and the Facsimile Signatures of its duly authorized officers.

Dated:

     [SIGNATURE ILLEGIBLE]                        [SIGNATURE ILLEGIBLE]
          President                                    Secretary


                            ADVANCED BIOTHERAPY INC.
                              CORPORATE SEAL 2000
                                    DELAWARE


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT
                          AND REGISTRAR

BY

                   AUTHORIZED SIGNATURE


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JR TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______ Custodian ________
                    (Cust)            (Minor)
under Uniform Gifts to Minors Act ____________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[__________________]

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

       In presence of

---------------------------              ---------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.